Related Party Transactions	6 Months Ended
Jun. 30, 2014
Related Party Transactions [Abstract]
Related Party Transactions
3.	Related Party Transactions

The Partnership’s cash is on deposit in commodity brokerage accounts with Morgan Stanley.  Monthly, MS&Co. pays the Partnership interest income on 100% of the average daily equity maintained in cash in the Partnership’s account during each month at a rate equal to 80% of the monthly average of the 4-week U.S. Treasury bill discount rate.  MS&Co. retains any interest earned in excess of the interest paid to the Partnership.  For purposes of such interest payments, net assets do not include monies due to the Partnership on Futures Interests that have not been received.    The Partnership pays brokerage fees to Morgan Stanley Wealth Management and/or its affiliates.